UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/12/2013

(Exact name of registrant as specified in its charter)

Commission File Number:  -

(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2013, the Board of Directors of Apollo Residential Mortgage, Inc. (the "Company") appointed Teresa D. Covello, age 48, as Chief Financial Officer, Treasurer and Secretary effective January 1, 2014. In connection with the appointment of Ms. Covello,, effective January 1,, 2014,, the Company expects that Stuart A. Rothstein will cease to serve as the Company's Chief Financial Officer,, Treasurer and Secretary.

Since April 2012, Ms. Covello has been controller of ARM Manager,, LLC,, the Company's external manager. From 2003 through 2011, Ms. Covello was the Senior Vice President, Chief Accounting Officer and Treasurer of MFA Financial, Inc., a residential mortgage REIT she joined in 2001. Prior to MFA Financial, Ms. Covello was a financial consultant, concentrating in investment banking within the financial services sector and from 1990 through 2000, she held progressive positions with JSB Financial, Inc. Ms. Covello began her career in public accounting with KPMG Peat Marwick (predecessor to KPMG LLP). She is a Certified Public Accountant licensed in New York State and holds a Bachelor of Science degree in Public Accounting from Hofstra University.

There is no arrangement or understanding between Ms. Covello and any other persons pursuant to which Ms. Covello was appointed as the Company's Chief Financial Officer, Treasurer and Secretary. There are no related person transactions involving Ms. Covello that are reportable under Item 404(a) of Regulation S-K. There are no family relationships between Ms. Covello and any director or executive officer of the Registrant.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company's control. The forward-looking statements are based on the Company's beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Forward-looking statements are not predictions of future events. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Residential Mortgage, Inc.

Date: December 13, 2013	By:	/s/ Michael A. Commaroto
Michael A. Commaroto
President and Chief Executive Officer